UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    September 27, 1997

Commission         Registrant, State of Incorporation,     I.R.S. Employer
File Number        Address and Telephone Number            Identification No.


1-1443             Central and South West Corporation      51-0007707
                   (A Delaware Corporation)
                   1616 Woodall Rodgers Freeway
                   Dallas, TX 75202-1234
                   (214) 777-1000




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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

Abbreviation or Acronym        Definition

CSW............................Central and South West Corporation, Dallas, Texas












FORWARD LOOKING INFORMATION

This report and other presentations made by CSW and its subsidiaries contain forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although CSW and each of its subsidiaries believe that, in making any such statements, its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward looking statements include, but are not limited to: the impact of general economic changes in the U.S. and in countries in which CSW either currently has made or in the future may make investments; the impact of deregulation on the U.S. electric utility business; increased competition and electric utility industry restructuring in the U.S.; federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System assets; timing and adequacy of rate relief; adverse changes in electric load and customer growth; climatic changes or unexpected changes in weather patterns; changing fuel prices, generating plant and distribution facility performance; decommissioning costs associated with nuclear generating facilities; uncertainties in foreign operations and foreign laws affecting CSW's investments in those countries; the effects of retail competition in the natural gas and electricity distribution and supply businesses in the United Kingdom; and the timing and success of efforts to develop domestic and international power projects. In the non-utility area, the aforementioned factors would also apply, and, in addition, would include: the ability to compete effectively in new areas, including telecommunications, power marketing and brokering, and other energy related services, as well as evolving federal and state regulatory legislation and policies that may adversely affect those industries generally or the CSW System's business in areas in which it operates.

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ITEM 5.  OTHER EVENTS

CSW Board of Directors Adopts Stockholder Rights Plan

On September 27, 1997 CSW's board of directors adopted a stockholder rights plan, which is subject to approval by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935. Please see the exhibit referenced in ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS for additional information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

         Exhibit 99.1 CSW News Release dated September 29, 1997 announcing adoption of a stockholder rights plan by CSW's board of directors.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTRAL AND SOUTH WEST CORPORATION

Date:  September 29, 1997

                                            By:   /s/  Lawrence B. Connors
                                                       Lawrence B. Connors
                                                       Controller